OFFSHORE RESTRICTED SECURITIES SUBSCRIPTION AGREEMENT

This Agreement is executed in reliance upon the transaction exemption afforded by Regulation S ("Regulation S") as promulgated by the Securities and Exchange Commission ("SEC"), under the Securities Act of 1933, as amended, (the "1933 Act").

This Agreement has been executed by the undersigned in connection with the sale and purchase from **SBS Interactive Co.**, (hereinafter referred to as "Company" or "Seller") a corporation organized under the laws of the State of Florida, United States of America, with its principal administrative office, 247 Lesmill Road Toronto, ON M3B 2V1, of one share of the Company's common stock, $0.001 par value (collectively, the "Shares"), and a warrant (the "Warrant") to purchase one share of the Company's Common Stock for every one Share purchased hereunder, pursuant to the executed Warrant attached hereto as **Exhibit A** (the "Warrant Shares"). The Shares are being purchased from the Company pursuant to Rule 903 of Regulation S. The capitalized terms used herein and not defined herein shall have the meanings given to them in Regulation S.

The undersigned, purchaser (hereinafter referred to as "Buyer"), hereby represents and warrants to, and agrees with Seller as follows:

1. AGREEMENT TO SUBSCRIBE; PURCHASE PRICE

a. SHARES PURCHASED: The Buyer hereby agrees to purchase 500'000 Shares at $0.20 (U.S.) per Share, for a total purchase price of $100,000 U.S. At the Closing (as defined in Section 6a), the Company shall sell to Purchaser, and Purchaser shall purchase from the Company (i) the Common Stock at a purchase price of $0.20 per share and (ii) the Warrant Shares, subject to the terms and conditions of this Agreement, the Warrant and the other documents or instruments contemplated hereby or thereby.

b. FORM OF PAYMENT: Buyer shall pay the purchase price by delivering good funds in United States Dollars via wire transfer or certified funds to the Company at its offices.

c. NON-REFUNDABLE. Buyer understands that once the purchase price has been delivered and the Shares issued, there is no rescission of this Agreement and no refund will be made.

2. REGISTRATION RIGHTS GRANTED.

The Company hereby grants the following registration rights to the Buyer:

(a) If the Company at any time proposes to register any of its securities under the Act for sale to the public, whether for its own account or for the account of other security holders or both, except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public, provided the Registrable Securities are not otherwise subject to an effective registration statement, the Company will give the Purchaser written notice to cause such Registrable Securities to be included with the securities to be covered by the registration statement proposed to be filed by the Company. In the event that any registration pursuant to this Section 5.1(a) shall be, in whole or in part, an underwritten public offering of common stock of the Company, the number of shares of Registrable Securities to be included in such an underwriting may be reduced by the managing underwriter if and to the extent that the Company and the underwriter shall reasonably be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that the Company shall notify the Purchaser in writing of any such reduction. "Registrable Securities" means the number of Share purchased hereunder.

(b) The Company shall file, or use its best efforts to file, a Form SB-2 Registration Statement (or such other form that it is eligible to use) (a "Registration Statement") in order to register the issuance of the Registrable Securities to the Purchaser under the Securities Act with the SEC within one hundred and eighty days after the closing, and cause, or use its best efforts to cause, such registration statement to be declared effective within one hundred fifty days after the last closing. The Company will include the number of shares of Common Stock and Warrant Shares in the aforedescribed registration statement that is equal to the Shares.

3. BUYER'S REPRESENTATIONS; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

a. OFFSHORE TRANSACTION. Buyer represents and warrants to the Company as follows:

(i) Buyer is not a U.S. Person or Buyer was not formed for the purpose of investing in securities which have not been registered under the 1933 Act for the benefit of a U.S. person;

(ii) At the time the buy order was originated, Buyer was outside the United States;

(iii) To Buyer's knowledge, no offer to sell or purchase the Shares was made in the United States;

(v) Buyer is purchasing the Shares for its own account and for investment purposes and not with the view towards distribution or for the account of a U.S. Person;

(vi) All subsequent offers and sales of the Shares shall be made in compliance with Regulation S, specifically Rule 903(b)(3) and/or pursuant to registration of the Shares under the 1933 Act or pursuant to an exemption from registration under the 1933 Act.

(vii) Buyer understands that the Company is the seller of the Shares which are the subject of this Subscription Agreement, and that, for purpose of Regulation S, a "distributor"" is any underwriter, dealer or other person who participates, pursuant to a contractual arrangement, in the distribution offered or sold in reliance on Regulation S and that an "affiliate" is any partner, officer, director or any person directly or indirectly controlling, controlled by or under common control with any person in question. The undersigned agrees that it will not, during the Restricted Period set forth under Rule 903(b)(iii)(A), act as a distributor, either directly or through any affiliate, nor shall it sell, transfer, hypothecate or otherwise convey the Shares other than to a non-U.S. Person except in compliance with applicable securities laws.

(viii) The Buyer acknowledges that the shares of common stock purchased will bear a legend in substantially the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN OFFERED AND SOLD IN AN "OFFSHORE TRANSACTION" IN RELIANCE UPON REGULATION S AS PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION. ACCORDINGLY, THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE TRANSFERRED OTHER THAN IN ACCORDANCE WITH REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY. THE SHARES REPRESENTED BY THIS CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE SECURITIES ACT.

(ix) Buyer understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of Federal and States securities laws and that the Seller is relying upon the truth and accuracy of the representations, warranties and agreement herein in order to determine the applicability of such exemptions and the suitability of Buyer to acquire the Shares;

(x) Buyer acknowledges that, in making the decision to purchase the Shares, Buyer had relied solely upon independent investigations made by it and materials provided by the Company and not upon any representations made by Company with respect to the Company or the Shares;

(xi) Buyer and any person receiving a selling concession or acting as a distributor or dealer on behalf of the Buyer prior to the expiration of the restricted period under Regulation S will send a confirmation or other notice to any other purchaser stating that the purchase is subject to the same restrictions on offers and sales that apply to the Buyer.

(xii) Buyer acknowledges that Buyer has received and carefully reviewed such information and documentation relating to the Company that the undersigned has requested, including without limitation, the Company's filings with the Securities and Exchange Commission.

(xiii) Buyer has had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Company and the offering and all such questions, if any, have been answered to the full satisfaction of Buyer.

(xiv) Buyer has such knowledge and expertise in financial and business matters that the undersigned is capable of evaluating the merits and risks involved in an investment in the Shares.

b. NO GOVERNMENT RECOMMENDATION OR APPROVAL. Buyer understands that no Federal or State agency has passed on or made any recommendation or endorsement of the Shares.

4. SELLER'S REPRESENTATIONS. Seller represents and warrants to Buyer as follows:

a. REPORTING COMPANY. The Company's common stock is registered under section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"). The Company is a "reporting issuer" as defined by Rule 902 of Regulation S. The Company is required to comply with the reporting obligations under Section 12(g) of the Exchange Act. The Company is current in its reporting obligations with the Securities and Exchange Commission. The Company's common stock is listed on the Over-the-Counter Bulletin Board under the symbol SBSS.

b. OFFSHORE TRANSACTION.

(i) Seller has not offered the securities which are the subject of this transaction to any person in the United States, any identifiable groups of U.S. citizens abroad, or to any U.S. Person as that term is defined in Regulation S.

(ii) At the time the buy order was originated, Seller and/or its agents reasonably believed Buyer was outside of the United States and was not a U.S. Person.

(iii) Seller and/or its agents reasonably believe that the transaction has not been pre-arranged with a buyer in the United States.

c. NO DIRECTED SELLING EFFORTS. Seller has not engaged in nor will engage in any "Directed Selling Efforts," i.e., any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Shares being purchased by the Buyer.

d. FULLY PAID SHARES. The Shares when issued and delivered will be duly and validly authorized and issued, fully paid and non-assessable. The Shares are free and clear of any security interest, liens, claims, or other encumbrances.

e. VALID AGREEMENT. The Subscription Agreement has been duly authorized, validly executed and delivered on behalf of the Seller and is a valid and binding agreement in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

f. APPROVALS. Seller is not aware of any authorization, approval or consent of any governmental body which is legally required for the issuance and sale of the Shares as contemplated by the Subscription Agreement.

5. EXEMPTION; RELIANCE ON REPRESENTATION.

a. PURCHASE AND SALE UNDER REGULATION S. Buyer understands that the offer and sale of the Shares are not being registered under the 1933 Act. Seller is relying on the rules governing offers and sales made outside the United States pursuant to Regulation S as an exemption from registration for this transaction between the Seller and the Buyer.

b. RESTRICTED SECURITIES. Buyer agrees that the Shares were acquired from the Company in a transaction not involving any public offering and are deemed to be "restricted securities" as defined in SEC Rule 144(a)(3). Buyer further understands that "restricted securities" cannot be resold publicly within the United States except, pursuant to an effective registration statement or an exemption from such registration. Buyer acknowledges that SEC Rule 144 permits the public resale of "restricted securities" in reliance upon an exemption from registration under Section 4(1) of the 1933 Act only if the conditions of Rule 144 are met. In general, the conditions which must be met to rely on Rule 144 to publicly resell restricted securities in the United States are as follows:

(i) A minimum of one year must lapse between the later of the date of the acquisition of the Shares from Seller or the date of upon which the full purchase price has been paid to the Seller and the date of resale of the Shares.

(ii) The amount of Shares which may be sold by any person (or persons whose sales must be aggregated under the Rule) in any ninety day period may not exceed the greater of 1% of the then outstanding shares of common stock of the Company or the average weekly volume during the four calendar weeks prior to such sale.

(iii) The Shares must be sold in "Brokers Transactions" within the meaning of Section 4(4) of the 1933 Act or in transactions directly with a "market maker" as defined in Section 3(a)(38) of the Exchange Act of 1934.

(iv) A Notice of Intention to Sale must be filed with the SEC.

(v) There must be current public information available with respect to the Shares.

c. COMPLIANCE WITH SECURITIES LAWS. Buyer understands and agrees that because the Shares are being acquired under Regulation S and are "restricted securities," Buyer will be required to comply with both the provisions of Regulation S and Rule 144 in any resale of the Shares, absent registration of the Shares or an exemption therefrom.

d. MARKET FOR SHARES. Buyer understands that there is a limited market for the Company's common stock as traded on the Over-the-Counter Bulletin Board, and that there is no public market, and there will not be a public market, and there is no warranty or guaranty of the extent of such market if and when Buyer determines to resell some or all of the shares purchased by this Subscription Agreement.

6. CLOSING

a. EXECUTION. The closing of the Issuance to Purchaser (the "Closing") shall take place simultaneously with the execution and delivery of this Agreement at the principal office of the Company.

b. TRANSFER. At the Closing, the Company shall deliver to Purchaser a stock certificate representing the Common Stock duly executed by the Company and the Warrant, against receipt by the Company of a wire transfer in an aggregate amount equal to the purchase price therefore as set forth on the signature page hereto and the Agreement duly executed by Purchaser. The wire transfer shall be sent pursuant to the following instructions:

Bank: TD Canada Trust
5555 Keele St.
Downsview, Ontario
M3J 3B2
Bank No.: 004
Branch No.: 14822
Account Name: SBS Interactive, Inc.
Account No.: 7308015
Corresponding Bank: Bank of America, New York
ABA No.: 026009593

c. DATE. The date of the issuance of the sale of the Shares (the "Closing Date") shall be as of not later than June 27, 2005 or such other mutually agreed to time.

7. CONDITIONS TO THE SELLER'S OBLIGATION TO SELL.

Buyer understands that Seller's obligation to sell the stock is condition upon:

a. The receipt and acceptance by Seller of this Subscription Agreement executed by Buyer for all of the Shares as evidenced by execution of this Subscription Agreement by the President or Secretary of the Seller, and

b. Delivery by Buyer of good funds as payment in full for the purchase of the Shares.

8. CONDITIONS TO BUYER'S OBLIGATION TO PURCHASE.

Seller understands that Buyer's obligation to purchase Shares is conditioned upon:

a. Acceptance and execution by Buyer of this Subscription Agreement for the sale of Shares; and

b. Delivery of Shares of common stock with restrictive legends as described herein to the Seller as set forth herein.

9. GOVERNING LAW.

This Agreement shall be governed by and interpreted in accordance with the laws of the State of California, United States of America. A facsimile transmission of this signed agreement shall be legal and binding to all parties hereto.

10. MODIFICATION.

This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes all existing agreements among them concerning such subject matter, and may be modified only by a written instrument duly executed by each party with the approval of their respective boards of directors.

11. NON-ASSIGNABLE.

This Agreement is not assignable or transferable to any other party.

IN WITNESS WHEREOF, this Offshore Restricted Securities Subscription Agreement was duly executed on the date first written below.

Dated this 27th day of the month of June, 2005.

Buyer: Magnum Investments AVV

By: ____________________
(Authorized Signature)

DEN HEIJER C. (by Proxy)
(Print Name and Title)

Lloyd G. Smith Boulevard 160
(Address)

Oranjestad
(City)

Aruba
(Country)

Accepted by the Seller this 27th day of the month of June, 2005.

SBS INTERACTIVE CO.

By: ____________________
(Authorized Signature)

Todd Gotlieb, President
(Print Name and Title)

THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO SBS INTERACTIVE CO. THAT SUCH REGISTRATION IS NOT REQUIRED.

Right to Purchase 500'000 Shares of Common Stock of SBS Interactive Co. (subject to adjustment as provided herein)

COMMON STOCK PURCHASE WARRANT

No. 2004-__

Issue Date: June 27, 2005

SBS INTERACTIVE CO., a corporation organized under the laws of the State of Florida hereby certifies that, for value received, **Magnum Investment AVV** (the "**Holder**"), is entitled, subject to the terms set forth below, to purchase from the Company from and after the Issue Date of this Warrant and at any time or from time to time before 5:00 p.m., New York time, through two (2) years after such date (the "**Expiration Date**"), up to 500'000 fully paid and nonassessable shares of Common Stock, no par value, of the Company, at the Exercise Price (as defined below). The number and character of such shares of Common Stock and the Exercise Price are subject to adjustment as provided herein.

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

(a) The term "**Company**" shall include SBS Interactive Co. and any corporation which shall succeed or assume the obligations of SBS Interactive Co. hereunder.

(b) The term "**Common Stock**" includes (x) the Company's Common Stock, $0.001 par value per share, and (y) any other securities into which or for which any of the securities described in (x) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

(c) The term "**Other Securities**" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 3 or otherwise.

(d) The term "**Exercise Price**" shall be as follows, subject to adjustment pursuant to Section 4:

US$1.00

1. **Exercise of Warrant.**

1.1. Number of Shares Issuable upon Exercise. From and after the date hereof through and including the Expiration Date, the Holder shall be entitled to receive, upon exercise of this Warrant in whole or in part, shares of Common Stock of the Company, subject to adjustment pursuant to Section 4, by delivery of

XX,

an original or fax copy of the exercise notice attached hereto as Exhibit A (the "**Exercise Notice**") along with payment to the Company of the Exercise Price.

2. **Procedure for Exercise.**

2.1 Delivery of Stock Certificates, etc. on Exercise. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which both the Exercise Notice and payment have been made for such shares. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 3 business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, or as such Holder (upon payment by such holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise.

2.2. Exercise.

Payment may be made either in cash or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Exercise Price for the number of Common Shares specified in such form (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the holder per the terms of this Warrant) and the Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities) determined as provided herein.

3. **Adjustment for Reorganization, Consolidation, Merger, etc.**

3.1. Reorganization, Consolidation, Merger, etc. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person or entity, or (c) transfer all or substantially all of its properties or assets to any other person or entity under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4.

3.2. Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the Holder of the Warrant after the effective date of such dissolution pursuant to Section 3.1 to a bank or trust company having its principal office in New York, NY, as trustee for the Holder of the Warrant.

3.3. Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or

/1

merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 3. In the event this Warrant does not continue in full force and effect after the consummation of the transactions described in this Section 3, then only in such event will the Company's securities and property (including cash, where applicable) receivable by the holders of the Warrant be delivered to the Trustee as contemplated by Section 3.2.

4. **Adjustments for Stock Splits, Combinations, etc.** In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Exercise Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Exercise Price then in effect. The Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The number of shares of Common Stock that the holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be increased to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Exercise Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Exercise Price in effect on the date of such exercise.

5. **Certificate as to Adjustments.** In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrant, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Exercise Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the holder of the Warrant and any Warrant agent of the Company (appointed pursuant to Section 11 hereof).

6. **Reservation of Stock Issuable on Exercise of Warrant.** The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrant, shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant.

7. **Assignment; Exchange of Warrant.** Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "**Transferor**") with respect to any or all of the shares underlying this Warrant. On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the "**Transferor Endorsement Form**") and together with evidence reasonably satisfactory to the Company demonstrating compliance with applicable securities laws, which shall include, without limitation, a legal opinion from the Transferor's counsel that such transfer is exempt from the registration requirements of applicable securities laws, the Company at its expense but with payment by the Transferor of any applicable transfer taxes) will

issue and deliver to or on the order of the Transferor thereof a new Warrant of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "**Transferee**"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor.

8. **Replacement of Warrant.** On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

9. **Registration Rights.** The Holder of this Warrant has been granted certain registration rights by the Company. These registration rights are set forth in a Common Stock Purchase Agreement entered into by the Company and Purchaser of the Company's Common Stock at or prior to the issue date of this Warrant.

10. **Maximum Exercise.** The Holder shall not be entitled to exercise this Warrant on an exercise date, in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates on an exercise date, and (ii) the number of shares of Common Stock issuable upon the exercise of this Warrant with respect to which the determination of this proviso is being made on an exercise date, which would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock of the Company on such date. For the purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the foregoing, the Holder shall not be limited to aggregate exercises which would result in the issuance of more than 4.99%.

11. **Warrant Agent.** The Company may, by written notice to each holder of the Warrant, appoint an agent for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 7, and replacing this Warrant pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

12. **Transfer on the Company's Books.** Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

13. **Notices, etc.** All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such Holder furnishes to the Company an address, then to, and at the address of, the last Holder of this Warrant who has so furnished an address to the Company.

14. **Voluntary Adjustment by the Company.** The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

15. **Miscellaneous.** This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be governed by and construed in accordance

with the laws of State of California without regard to principles of conflicts of laws. Any action brought concerning the transactions contemplated by this Warrant shall be brought only in the state courts of located in the city of Los Angeles, California or in the federal courts located in the city of Los Angeles, California. The individuals executing this Warrant on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Warrant is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Warrant. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. The Company and Holder each acknowledges that legal counsel participated or had an opportunity to participate in the preparation of this Warrant and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Warrant to favor any party against the other party.

[THIS SPACE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Company has executed this Warrant under seal as of the date first written above.

SBS INTERACTIVE CO.

By:______________________________

MAGNUM INVESTMENTS AVV

By:______________________________

Its: